Exhibit (h)(4)(1)

FIRST AMENDMENT TO

SECURITIES LENDING AUTHORIZATION AGREEMENT

BETWEEN IXIS ADVISOR FUNDS TRUST I, IXIS ADVISOR FUNDS TRUST II,

IXIS ADVISOR FUNDS TRUST III, IXIS ADVISOR FUNDS TRUST IV,

IXIS ADVISOR FUNDS CASH MANAGEMENT TRUST,

LOOMIS SAYLES FUNDS I, LOOM1S SAYLES FUNDS II,

each on behalf of its respective series listed on Schedule B, severally and not jointly

AND STATE STREET BANK AND TRUST COMPANY

This First Amendment (this “Amendment”) dated as of December 20, 2005 is between IXIS ADVISOR FUNDS TRUST I, IXIS ADVISOR FUNDS TRUST II, IXIS ADVISOR FUNDS TRUST III, IXIS ADVISOR FUNDS TRUST IV, IXIS ADVISOR FUNDS CASH MANAGEMENT TRUST, LOOMIS SAYLES FUNDS I, and LOOMIS SAYLES FUNDS II, each on behalf of its respective series listed on Schedule B severally and not jointly, each a registered management investment company organized and existing under the laws of Massachusetts (collectively, the “Trusts,” and each a “Trust”), and STATE STREET BANK AND TRUST COMPANY, its affiliates or subsidiaries (“State Street”).

Reference is made to a Securities Lending Authorization Agreement dated the 1st day of September, 2005 between the Trusts and State Street as in effect on the date hereof prior to giving effect to this Amendment (the “Agreement”).

For value received, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree to amend the Agreement to add the IXIS Income Diversified Portfolio as a “Fund” under the terms of the Agreement.

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

2. Amendments.

Schedule A-1, Schedule B and Schedule B-l to the Agreement arc hereby deleted in their entirety and the new Schedule A-1, Schedule B and Schedule B-1 attached to this Amendment are substituted therefor.

3. Representations and Warranties. Each party hereto represents and warrants that (a) it has the power to execute and deliver this Amendment, to enter into) the transactions contemplated hereby, and to perform its obligations hereunder; (b) it has taken all necessary action to authorize such execution, delivery, and performance; (c) this Amendment constitutes a legal, valid and binding obligation enforceable against it; and (d) the execution, delivery, and performance by it of this Amendment will at all times comply with all applicable laws and regulations.

4. Miscellaneous. Except to the extent specifically amended by this Amendment, the provisions of the Agreement shall remain unmodified, and the Agreement is ratified and affirmed as being in full force and effect. This Amendment, the Agreement and the other documents and certificates referred to in the Agreement constitute the entire understanding of the parties with respect to the subject matter thereof and supersede all prior and current understandings and agreements, whether written or oral.

5. Effective Date. This Amendment shall be effective as of the date first written above.

IN WITNESS WHEREOF, the parties hereto execute this Amendment as an instrument under seal by their duly authorized officers by affixing their signatures below.

IXIS ADVISOR FUNDS TRUST I, IXIS ADVISOR FUNDS TRUST II, IXIS ADVISOR FUNDS TRUST III, IXIS ADVISOR FUNDS TRUST IV, IXIS ADVISOR FUNDS CASH MANAGEMENT TRUST,

LOOMIS SAYLES FUNDS I, LOOMIS SAYLES FUNDS II, each on behalf of its respective series listed on Schedule B, severally and not jointly

By:	/s/ Michael Kardok
Name:	Michael Kardok
Title:	Treasurer

STATE STREET BANK AND TRUST COMPANY, on behalf of itself and its affiliates and subsidiaries

By:	/s/ Jl Carty
Name:	JL Carty
Title:	Senior Vice President

Schedule A-l

This Schedule is attached to and made part of the Securities Lending Authorization Agreement, dated the 1st day of September 2005, as amended from time to time, between IXIS ADVISOR FUNDS TRUST I, IXIS ADVISOR FUNDS TRUST II, IXIS ADVISOR FUNDS TRUST III, IXIS ADVISOR FUNDS TRUST IV, IXIS ADVISOR FUNDS CASH MANAGEMENT TRUST, LOOMIS SAYLES FUNDS I, and LOOMIS SAYLES FUNDS II, EACH ON BEHALF OF ITS RESPECTIVE SERIES AS LISTED ON SCHEDULE B, SEVERALLY AND NOT JOINTLY (the “Funds”) and STATE STREET BANK AND TRUST COMPANY (“State Street”).

FUNDS	SECURITIES LOAN LIMITATION
IXIS Advisor Funds Trust I

CGM Advisor Targeted Equity Fund	33 1/3%
Hansberger International Fund	33 1/3%
IXIS Income Diversified Portfolio	33 1/3%
IXIS U.S. Diversified Portfolio	33 1/3%
IXIS Value Fund	33 1/3%
Loomis Sayles Core Plus Bond Fund	33 1/3%
Vaughan Nelson Small Cap Value Fund	33 1/3%
Westpeak Capital Growth Fund	33 1/3%

IXIS Advisor Funds Trust II

Harris Associates Large Cap Value Fund	33 1/3%
Loomis Sayles Massachusetts Tax Free Income Fund	33 1/3%

IXIS Advisor Funds Trust III

Harris Associates Focused Value Fund	33 1/3%
IXIS Equity Diversified Portfolio	33 1/3%
IXIS Moderate Diversified Portfolio	33 1/3%

IXIS Advisor Funds Trust IV

AEW Real Estate Fund	33 1/3%

IXIS Advisor Cash Management Trust

IXIS Cash Management Trust - Money Market Series

Loomis Sayles Funds I

Loomis Sayles Bond Fund	33 1/3%
Loomis Sayles Fixed Income Fund	33 1/3%
Loomis Sayles Global Bond Fund	33 1/3%
Loomis Sayles High Income Opportunities Fund	33 1/3%
Loomis Sayles Institutional High Income Fund	33 1/3%
Loomis Sayles Intermediate Duration Fixed Income Fund	33 1/3%
Loomis Sayles Investment Grade Fixed Income Fund	33 1/3%
Loomis Sayles Inflation Protected Securities Fund	33 1/3%
Loomis Sayles Securitized Asset Fund	33 1/3%
Loomis Sayles Small Cap Value Fund	33 1/3%

Loomis Sayles Funds II

Loomis Sayles High Income Fund	33 1/3%
Loomis Sayles Limited Term Government and Agency Fund	33 1/3%
Loomis Sayles Municipal Income Fund	33 1/3%
Loomis Sayles Strategic Income Fund	33 1/3%
Loomis Sayles Investment Grade Bond Fund	33 1/3%
Loomis Sayles Growth Fund	33 1/3%
Loomis Sayles Research Fund	33 1/3%
Loomis Sayles Aggressive Growth Fund	33 1/3%
Loomis Sayles Small Cap Growth Fund	33 1/3%
Loomis Sayles Value Fund	33 1/3%
Loomis Sayles Worldwide Fund	33 1/3%
Loomis Sayles Tax-Managed Equity Fund	33 1/3%

Schedule B

This Schedule is attached to and made part of the Securities Lending Authorization Agreement, dated the 1st day of September 2005 between IXIS ADVISOR FUNDS TRUST I, IXIS ADVISOR FUNDS TRUST II, IXIS ADVISOR FUNDS TRUST III, IXIS ADVISOR FUNDS TRUST IV, IXIS ADVISOR FUNDS CASH MANAGEMENT TRUST, LOOMIS SAYLES FUNDS I, and LOOMIS SAYLES FUNDS II, EACH ON BEHALF OF ITS RESPECTIVE SERIES AS LISTED ON SCHEDULE B, SEVERALLY AND NOT JOINTLY (the “Funds”) and STATE STREET BANK AND TRUST COMPANY (“State Street”).

Fund Name	Taxpayer Id Number	Tax Year-End
IXIS Advisor Funds Trust I
CGM Advisor Targeted Equity Fund	04-2443453	December 31st
Hansberger International Fund	04-3293754	December 31st
IXIS Income Diversified Portfolio	13-4309972	December 31st
IXIS U.S. Diversified Portfolio	04-3231674	December 31st
IXIS Value Fund	04-2464932	December 31st
Loomis Sayles Core Plus Bond Fund	04-2519841	September 30th
Vaughan Nelson Small Cap Value Fund	04-3331744	December 31st
Westpeak Capital Growth Fund	04-3159430	December 31st

IXIS Advisor Funds Trust II

Harris Associates Large Cap Value Fund	04-1990692	December 31st
Loomis Sayles Massachusetts Tax Free Income Fund	04-6502765	September 30th

IXIS Advisor Funds Trust III

Harris Associates Focused Value Fund	04-3543882	December 31st
IXIS Equity Diversified Portfolio	51-0532614	December 31st
IXIS Moderate Diversified Portfolio	76-0759073	December 31st

IXIS Advisor Funds Trust IV
AEW Real Estate Fund	04-3510288	January 31st

IXIS Advisor Cash Management Trust
IXIS Cash Management Trust-Money Market Series	04-6447044	June 30th

Loomis Sayles Funds I

Loomis Sayles Bond Fund	04-3113274	September 30th
Loomis Sayles Fixed Income Fund	04-3219175	September 30th
Loomis Sayles Global Bond Fund	04-3113281	September 30th
Loomis Sayles High Income Opportunities Fund	65-1214747	September 30th
Loomis Sayles Institutional High Income Fund	04-3362512	September 30th
Loomis Sayles Intermediate Duration Fixed Income Fund	04-3448648	September 30th
Loomis Sayles Investment Grade Fixed Income Fund	04-3219179	September 30th
Loomis Sayles Inflation Protected Securities Fund	04-3113271	September 30th
Loomis Sayles Securitized Asset Fund	51-0544654	September 30th
Loomis Sayles Small Cap Value Fund	04-3113283	September 30th

Loomis Sayles Funds II

Loomis Sayles High Income Fund	04-2814890	September 30th
Loomis Sayles Limited Term Government and Agency Fund	04-6610760	September 30th
Loomis Sayles Municipal Income Fund	04-2603057	September 30th
Loomis Sayles Strategic Income Fund	04-3268670	September 30th
Loomis Sayles Investment Grade Bond Fund	04-3339561	September 30th
Loomis Sayles Growth Fund	04-3113270	September 30th
Loomis Sayles Research Fund	04-3520219	September 30th
Loomis Sayles Aggressive Growth Fund	04-3339593	September 30th
Loomis Sayles Small Cap Growth Fund	04-3339616	September 30th
Loomis Sayles Value Fund	04-3113285	September 30th
Loomis Sayles Worldwide Fund	04-3308834	September 30th
Loomis Sayles Tax-Managed Equity Fund	04-3284782	September 30th

Schedule B-l

This Schedule is attached to and made part of the Securities Lending Authorization Agreement, dated the 1st day of September 2005 between IXIS ADVISOR FUNDS TRUST I, IXIS ADVISOR FUNDS TRUST II, IXIS ADVISOR FUNDS TRUST II. IXIS ADVISOR FUNDS TRUST IV, IXIS ADVISOR FUNDS CASH MANAGEMENT TRUST, LOOMIS SAYLES FUNDS I, and LOOMIS SAYLES FUNDS II. EACH ON BEHALF OF ITS RESPECTIVE SERIES AS LISTED ON SCHEDULE B, SEVERALLY AND NOT JOINTLY (the “Funds”) and STATE STREET BANK AND TRUST COMPANY (“State Street”).

FUNDS	EFFECTIVE DATE OF AGREEMENT
IXIS Advisor Funds Trust I

CGM Advisor Targeted Equity Fund	September 1, 2005
Hansberger International Fund	September 1, 2005
IXIS Income Diversified Portfolio	December 20, 2005
IXIS U.S Diversified Portfolio	September 1, 2005
IXIS Value Fund	September 1, 2005
Loomis Sayles Core Plus Bond Fund	October 1, 2005
Vaughan Nelson Small Cap Value Fund	September 1, 2005
Westpeak Capital Growth Fund	September 1, 2005

IXIS Advisor Funds Trust II

Harris Associates Large Cap Value Fund	September 1, 2005
Loomis Sayles Massachusetts Tax Free Income Fund	October 1, 2005

IXIS Advisor Funds Trust III

Harris Associates Focused Value Fund	September 1, 2005
IXIS Equity Diversified Portfolio	September 1, 2005
IXIS Moderate Diversified Portfolio	September 1, 2005

IXIS Advisor Funds Trust IV

AEW Real Estate Fund	September 1, 2005

IXIS Advisor Cash Management Trust

IXIS Cash Management Trust - Money Market Series	September 1, 2005

Loomis Sayles Funds I

Loomis Sayles Bond Fund	September 1, 2005
Loomis Sayles Fixed Income Fund	September 1, 2005
Loomis Sayles Global Bond Fund	September 1, 2005
Loomis Sayles High Income Opportunities Fund	September 1, 2005
Loomis Sayles Institutional High Income Fund	September 1, 2005
Loomis Sayles Intermediate Duration Fixed Income Fund	September 1, 2005
Loomis Sayles Investment Grade Fixed Income Fund	September 1, 2005
Loomis Sayles Inflation Protected Securities Fund	September 1, 2005
Loomis Sayles Securitized Asset Fund	September 1, 2005
Loomis Sayles Small Cap Value Fund	September 1, 2005

Loomis Sayles Funds II

Loomis Sayles High Income Fund	October 1, 2005
Loomis Sayles Limited Term Government and Agency Fund	October 1, 2005
Loomis Sayles Municipal Income Fund	October 1, 2005
Loomis Sayles Strategic Income Fund	October 1, 2005

Loomis Sayles Investment Grade Bond Fund	September 1, 2005
Loomis Sayles Growth Fund	September 1, 2005
Loomis Sayles Research Fund	September 1, 2005
Loomis Sayles Aggressive Growth Fund	September 1, 2005
Loomis Sayles Small Cap Growth Fund	September 1, 2005
Loomis Sayles Value Fund	September 1, 2005
Loomis Sayles Worldwide Fund	September 1, 2005
Loomis Sayles Tax-Managed Equity Fund	September 1, 2005